QUAKER® INVESTMENT TRUST

Supplement dated March 25, 2011
To the Summary Prospectus Dated October 28, 2010 for the
QUAKER AKROS ABSOLUTE STRATEGIES FUND (THE “FUND”)

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Summary Prospectus.

On March 25, 2011 the Board of Trustees of Quaker Investment Trust approved changing the name of the Fund to the Quaker Akros Absolute Return Fund.  Effective March 25, 2011, the Summary Prospectus for the Fund is hereby amended and supplemented to reflect the Fund’s changed name.  There have been no changes to the investment objective or strategies of the Fund.

Throughout the Summary Prospectus, all references to the “Quaker Akros Absolute Strategies Fund” shall be replaced with the new name, “Quaker Akros Absolute Return Fund.”

Old Name	New Name
Quaker Akros Absolute Strategies Fund	Quaker Akros Absolute Return Fund

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